[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             MID CAP GROWTH FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

The following tables present certain information regarding the Trustees andofficers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Eric B. Fischman+                                        business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o   data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o   facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2002, the fund provided a total return of -12.50%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares with a return over the same period of -9.59% for the fund's benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

A VOLATILE MARKET ENVIRONMENT
Despite a fourth-quarter rally, the period was a challenging one for stock investors, with many U.S. equity indices posting double-digit declines. Signs of a sustained upward trend in company fundamentals were elusive. Business spending remained limited as many companies, having failed to reach their own revenue expectations, delayed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market's volatility.

Difficult fundamental environments often result in healthier companies, which emerge leaner and more productive than before the slowdown. Additionally, consolidation, occurring in many industries, can lead to a less competitive environment longer term. We believe there is significant opportunity now to try and identify those companies that have the management teams, products, and business plans in place to excel through the market cycle.

PERFORMANCE DRIVERS
In the middle of 2002, the portfolio's management team recognized critical fundamental weakness in the market and in certain holdings within the portfolio. These holdings were primarily within the Technology and Business Services sectors. During the second half of the year, the team repositioned the portfolio to attempt to take advantage of what we believed were more attractive growth opportunities across many industries. Relative performance improved compared to the performance of the first half of the year. As of the end of the period, we are optimistic that the portfolio is well positioned given the state of the market.

Looking more closely at performance over the period, we saw benefits from diversifying into some relatively new areas for the portfolio. Proceeds from sales in software and business services had been reinvested in semiconductors, biotechnology, broadcasting/cable television, print/publishing, and banks, among other areas. These investments proved beneficial to relative performance in the six months ended December 2002. Holdings in these industries reflected the three growth categories in which the portfolio invests, specifically franchise growth, emerging growth, and special situation.

Within print/publishing, the portfolio held two strong contributors to performance that would be characterized as franchise growth. Scholastic is a leader in education-related book publishing, a steady growth business, and manages the Harry Potter book series. The stock held up relatively well in a weak environment on the strength of both businesses. McGraw-Hill, which owns Standard & Poor's, performed well largely due to cost controls and the prospect of improving earnings tied to its education and financial services businesses.

A significant detractor to performance for the period originated from the Business Services sector. We had believed these stocks would hold up well in a weak economic environment due to the benefits they provide large corporations by outsourcing. These companies also tend to have contractual, longer-term revenue agreements with their customers, leading to visible earnings. Unfortunately, the pricing environment deteriorated due to competition and the lack of corporate spending, hurting these stocks.

Over the period, the portfolio added emerging growth names in biotechnology. We believed this industry had been somewhat under-owned and overly punished during the summer due to short-term worries on certain company-specific issues. Key performance contributors were CYTYC, which bounced back from earnings disappointment in the first half of the year, and Stryker, a surgical and medical equipment producer. Also within Health Care, HealthSouth and Laboratory Corporation somewhat offset this strong performance. HealthSouth was eliminated from the portfolio after the launch of an SEC investigation into the company's accounting practices and the possible change of Medicare reimbursement rules. Laboratory Corporation was also sold when the stock price declined due to increased competition for lab testing in a few key markets.

Property & casualty insurers have been a theme in the portfolio for the entire year. An example of a special situation, these stocks benefited from strong pricing power driven by the demand for insurance. Holdings that helped relative performance included Ace Ltd.

While the portfolio is more diversified than it had been in the first half of the year, the overall strategy remains the same. We are looking for high quality growth companies that can successfully execute business strategies that can propel them from a competitive small cap to a leading large cap company.

LOOKING AHEAD
Our outlook for mid cap growth stocks is positive for 2003. Uncertainties, such as the potential for war and the possibility for erratic earnings releases near term, continue to hang over the market. However, we feel these uncertainties may spark shocks in the market that lead to buying opportunities for the portfolio. As opportunities present themselves the team will look to add to our emerging growth names to position the portfolio in anticipation of fundamental recovery.

    Respectfully,

/s/ David E. Sette-Ducati                /s/ Eric B. Fischman

    David E. Sette-Ducati                    Eric B. Fischman
    Portfolio Manager                        Portfolio Manager

Note to investors: In June 2002, David E. Sette-Ducati and Eric B. Fischman became the managers of the portfolio. The fund was previously managed by Mark Regan and Mr. Sette-Ducati.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, DC. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds the Certified Financial Analyst designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective:  Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $83.4 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                              6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return        -12.50%    -46.76%    -53.66%    -3.52%   +33.77%
--------------------------------------------------------------------------------
Average Annual Total Return      --       -46.76%    -22.62%    -0.71%   + 4.24%
--------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 28, 1995, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 96.8%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.3%
  Aerospace - 0.6%
    Alliant Techsystems, Inc.*                                                            8,700       $   542,445
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.0%
    First Tennessee National Corp.                                                       13,900       $   499,566
    New York Community Bancorp, Inc.                                                     39,200         1,132,096
                                                                                                      -----------
                                                                                                      $ 1,631,662
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 5.4%
    Biogen, Inc.*                                                                        24,900       $   997,494
    Celgene Corp.*                                                                       20,200           433,694
    Genzyme Corp.*                                                                       48,200         1,425,322
    IDEC Pharmaceuticals Corp.*                                                           5,400           179,118
    MedImmune, Inc.*                                                                     54,200         1,472,614
                                                                                                      -----------
                                                                                                      $ 4,508,242
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 2.2%
    EchoStar Communications Corp.*                                                       81,630       $ 1,817,084
-----------------------------------------------------------------------------------------------------------------
  Business Services - 5.7%
    Apollo Group, Inc.*                                                                  12,500       $   550,000
    BISYS Group, Inc.*                                                                   62,700           996,930
    ChoicePoint, Inc.*                                                                   22,900           904,321
    DST Systems, Inc.*                                                                    8,800           312,840
    Manpower, Inc.                                                                       17,900           571,010
    SunGard Data Systems, Inc.*                                                          61,200         1,441,872
                                                                                                      -----------
                                                                                                      $ 4,776,973
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Internet - 1.1%
    Network Associates, Inc.*                                                            38,400       $   617,856
    Symantec Corp.*                                                                       6,500           262,925
                                                                                                      -----------
                                                                                                      $   880,781
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    Intuit, Inc.*                                                                        22,000       $ 1,032,240
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.7%
    Mercury Interactive Corp.*                                                           31,800       $   940,962
    VERITAS Software Corp.*                                                              86,200         1,346,444
                                                                                                      -----------
                                                                                                      $ 2,287,406
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.4%
    BEA Systems, Inc.*                                                                   87,000       $   997,890
    Cadence Design Systems, Inc.*                                                        17,400           205,146
    Macrovision Corp.*                                                                   15,200           243,504
    PeopleSoft, Inc.*                                                                    75,600         1,384,236
                                                                                                      -----------
                                                                                                      $ 2,830,776
-----------------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Smurfit-Stone Container Corp.*                                                       23,800       $   366,306
-----------------------------------------------------------------------------------------------------------------
  Electronics - 8.0%
    Analog Devices, Inc.*                                                                54,800       $ 1,308,076
    KLA-Tencor Corp.*                                                                    21,300           753,381
    Linear Technology Corp.                                                               8,900           228,908
    Maxim Integrated Products, Inc.*                                                     24,700           816,088
    Microchip Technology, Inc.                                                           51,900         1,268,955
    Novellus Systems, Inc.*                                                              38,300         1,075,464
    QLogic Corp.*                                                                        15,200           524,552
    Rockwell International Corp.                                                         33,800           699,998
                                                                                                      -----------
                                                                                                      $ 6,675,422
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 4.4%
    Entercom Communications Corp.*                                                       12,300       $   577,116
    Hearst-Argyle Television, Inc.*                                                      34,000           819,740
    LIN TV Corp.*                                                                         8,000           194,800
    Univision Communications, Inc., "A"*                                                 43,600         1,068,200
    Westwood One, Inc.*                                                                  28,100         1,049,816
                                                                                                      -----------
                                                                                                      $ 3,709,672
-----------------------------------------------------------------------------------------------------------------
  Financial Services - 2.3%
    Investors Financial Services Corp.                                                   29,300       $   802,527
    Lehman Brothers Holdings, Inc.                                                        7,800           415,662
    TCF Financial Corp.                                                                  16,200           707,778
                                                                                                      -----------
                                                                                                      $ 1,925,967
-----------------------------------------------------------------------------------------------------------------
  Food Products - 1.1%
    Hershey Foods Corp.                                                                  13,000       $   876,720
-----------------------------------------------------------------------------------------------------------------
  Health/Hospitals - 1.2%
    Health Management Associates, Inc., "A"                                              30,500       $   545,950
    LifePoint Hospitals, Inc.*                                                           14,900           445,972
                                                                                                      -----------
                                                                                                      $   991,922
-----------------------------------------------------------------------------------------------------------------
  Insurance - 2.0%
    Arthur J. Gallagher & Co.                                                            39,700       $ 1,166,386
    SAFECO Corp.                                                                         14,550           504,448
                                                                                                      -----------
                                                                                                      $ 1,670,834
-----------------------------------------------------------------------------------------------------------------
  Internet - 1.5%
    USA Interactive*                                                                     30,500       $   697,230
    Yahoo, Inc.*                                                                         32,200           526,470
                                                                                                      -----------
                                                                                                      $ 1,223,700
-----------------------------------------------------------------------------------------------------------------
  Lodging - 2.6%
    Expedia, Inc.*                                                                        9,300       $   622,451
    Hilton Hotels Corp.                                                                  50,300           639,313
    Starwood Hotels & Resorts Worldwide Co.                                              37,000           878,380
                                                                                                      -----------
                                                                                                      $ 2,140,144
-----------------------------------------------------------------------------------------------------------------
  Manufacturing - 1.4%
    ITT Industries, Inc.                                                                 11,400       $   691,866
    Mattel, Inc.                                                                         23,000           440,450
                                                                                                      -----------
                                                                                                      $ 1,132,316
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 14.6%
    Applera Corp. - Applied Biosystems Group                                             20,800       $   364,832
    Caremark Rx, Inc.*                                                                   98,400         1,599,000
    CYTYC Corp.*                                                                        148,000         1,509,600
    DENTSPLY International, Inc.                                                         29,100         1,082,520
    Guidant Corp.*                                                                       44,900         1,385,165
    Invitrogen Corp.*                                                                    27,300           854,217
    Millipore Corp.*                                                                     37,300         1,268,200
    Mylan Laboratories, Inc.                                                             44,900         1,567,010
    Stryker Corp.                                                                        13,400           899,408
    Varian Medical Systems, Inc.*                                                        10,100           500,960
    Waters Corp.*                                                                        50,800         1,106,424
                                                                                                      -----------
                                                                                                      $12,137,336
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Services - 3.7%
    First Health Group Corp.*                                                            23,300       $   567,355
    IMS Health, Inc.                                                                     36,900           590,400
    Lincare Holdings, Inc.*                                                              32,700         1,033,974
    Weight Watchers International, Inc.*                                                 18,960           871,591
                                                                                                      -----------
                                                                                                      $ 3,063,320
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    VISX, Inc.*                                                                          29,900       $   286,442
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    BJ Services Co.*                                                                     22,000       $   710,820
    Cooper Cameron Corp.*                                                                15,400           767,228
    Noble Corp.*                                                                         13,700           481,555
                                                                                                      -----------
                                                                                                      $ 1,959,603
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 6.8%
    E.W. Scripps Co.                                                                     12,400       $   954,180
    McGraw-Hill Cos., Inc.                                                               30,000         1,813,200
    Meredith Corp.                                                                       14,300           587,873
    New York Times Co.                                                                   18,300           836,859
    Scholastic Corp.*                                                                     8,600           309,170
    Tribune Co.                                                                          25,500         1,159,230
                                                                                                      -----------
                                                                                                      $ 5,660,512
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.0%
    Brinker International, Inc.*                                                         24,300       $   783,675
    Outback Steakhouse, Inc.*                                                            40,500         1,394,820
    Starbucks Corp.*                                                                     15,800           322,004
                                                                                                      -----------
                                                                                                      $ 2,500,499
-----------------------------------------------------------------------------------------------------------------
  Retail - 9.7%
    Abercrombie & Fitch Co.*                                                             11,600       $   237,336
    Blockbuster, Inc.                                                                    18,500           226,625
    CDW Computer Centers, Inc.*                                                           3,400           149,090
    Cost Plus, Inc.*                                                                      9,100           260,897
    Dollar Tree Stores, Inc.*                                                            27,400           673,218
    Family Dollar Stores, Inc.                                                           36,900         1,151,649
    Linens 'n Things, Inc.*                                                              15,800           357,080
    Nordstrom, Inc.                                                                      32,800           622,216
    Office Depot, Inc.*                                                                  41,000           605,160
    PETsMART, Inc.*                                                                      44,800           767,424
    Talbots, Inc.                                                                        45,400         1,249,862
    The TJX Companies., Inc.                                                             28,000           546,560
    Tiffany & Co.                                                                        40,300           963,573
    Williams-Sonoma, Inc.*                                                                8,900           241,635
                                                                                                      -----------
                                                                                                      $ 8,052,325
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.9%
    American Tower Corp., "A"*                                                          146,170       $   515,980
    Comverse Technology, Inc.*                                                           19,900           199,398
    Crown Castle International Corp.*                                                   181,400           680,250
    RF Micro Devices, Inc.*                                                              28,500           208,335
                                                                                                      -----------
                                                                                                      $ 1,603,963
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.8%
    Advanced Fibre Communications, Inc.*                                                 40,330       $   671,495
-----------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.6%
    Expeditors International of Washington, Inc.                                         15,400       $   502,810
-----------------------------------------------------------------------------------------------------------------
  Trucking - 0.4%
    Swift Transportation Co., Inc.*                                                      15,400       $   308,277
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                     $77,767,194
-----------------------------------------------------------------------------------------------------------------

Foreign Stocks - 3.5%
  Bermuda - 1.0%
    Ace Ltd. (Insurance)                                                                 28,500       $   836,190
-----------------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                                19,100       $   737,451
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    ASML Holding N.V. (Electronics)*                                                     25,200       $   210,672
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Shire Pharmaceuticals Group PLC (Medical and Health Technology
      and Services)*                                                                     41,300       $   780,157
    Willis Group Holdings Ltd. (Insurance)*                                              13,800           395,646
                                                                                                      -----------
                                                                                                      $ 1,175,803
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                  $ 2,960,116
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $81,282,995)                                                           $80,727,310
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.6%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $3,807,705 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $ 3,807       $ 3,807,451
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $85,090,446)                                                      $84,534,761

Other Assets, Less Liabilities - (1.4)%                                                                (1,140,761)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $83,394,000
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $85,090,446)            $  84,534,761
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         4,894,500
  Cash                                                                      261
  Receivable for investments sold                                       553,434
  Interest and dividends receivable                                      58,062
  Receivable from investment adviser                                     33,321
  Other assets                                                              441
                                                                  -------------
      Total assets                                                $  90,074,780
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   1,752,953
  Collateral for securities loaned, at value                          4,894,500
  Payable to affiliate for management fee                                 1,364
  Accrued expenses and other liabilities                                 31,963
                                                                  -------------
      Total liabilities                                           $   6,680,780
                                                                  -------------
Net assets                                                        $  83,394,000
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 264,776,727
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currency                         (555,685)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (180,763,479)
  Accumulated net investment loss                                       (63,563)
                                                                  -------------
      Total                                                       $  83,394,000
                                                                  =============
Shares of beneficial interest outstanding                          14,698,360
                                                                   ==========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $5.67
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    234,876
    Interest                                                             24,533
    Income on securities loaned                                          11,694
    Foreign taxes withheld                                                 (267)
                                                                   ------------
      Total investment income                                      $    270,836
                                                                   ------------
  Expenses -
    Management fee                                                 $    308,496
    Trustees' compensation                                                1,703
    Shareholder servicing agent fee                                       3,921
    Administrative fee                                                    1,114
    Custodian fee                                                        19,698
    Printing                                                              1,991
    Postage                                                                  16
    Auditing fees                                                        15,000
    Legal fees                                                              365
    Miscellaneous                                                        17,169
                                                                   ------------
      Total expenses                                               $    369,473
    Fees paid indirectly                                                 (1,753)
    Reduction of expenses by investment adviser                         (33,321)
                                                                   ------------
      Net expenses                                                 $    334,399
                                                                   ------------
        Net investment loss                                        $    (63,563)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(88,056,928)
    Foreign currency transactions                                           116
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $(88,056,812)
                                                                   ------------
  Change in unrealized appreciation on investments                 $ 68,021,709
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(20,035,103)
                                                                   ------------
          Decrease in net assets from operations                   $(20,098,666)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED                YEAR ENDED
                                                                         DECEMBER 31, 2002             JUNE 30, 2002
                                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                         $    (63,563)            $    (591,366)
  Net realized loss on investments                                             (88,056,812)              (90,532,402)
  Net unrealized gain (loss) on investments                                     68,021,709               (34,582,045)
                                                                              ------------             -------------
    Decrease in net assets from operations                                    $(20,098,666)            $(125,705,813)
                                                                              ------------             -------------
Distributions declared to shareholders -
  From net realized gain on investments                                       $       --               $  (2,279,044)
  In excess of net realized gain on investments                                       --                  (1,645,201)
                                                                              ------------             -------------
    Total distributions declared to shareholders                              $       --               $  (3,924,245)
                                                                              ------------             -------------
Net increase (decrease) in net assets from fund share transactions            $(31,066,013)            $  18,727,816
                                                                              ------------             -------------
      Total decrease in net assets                                            $(51,164,679)            $(110,902,242)
Net assets:
  At beginning of period                                                       134,558,679               245,460,921
                                                                              ------------             -------------
  At end of period (including accumulated net investment loss of
    $63,563 and $0, respectively)                                             $ 83,394,000             $ 134,558,679
                                                                              ============             =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                          SIX MONTHS ENDED      --------------------------------------------------------------
                                         DECEMBER 31, 2002          2002          2001          2000         1999         1998
                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 6.48        $13.04        $26.08        $16.28       $15.04       $12.25
                                                    ------        ------        ------        ------       ------       ------
Income from investment operations# -
  Net investment loss(S)                            $(0.00)+++    $(0.03)       $(0.03)       $(0.08)      $(0.01)      $(0.02)
  Net realized and unrealized gain (loss) on
    investments                                      (0.81)        (6.31)        (3.49)        12.51         2.96         3.45
                                                    ------        ------        ------        ------       ------       ------
      Total from investment operations              $(0.81)       $(6.34)       $(3.52)       $12.43       $ 2.95       $ 3.43
                                                    ------        ------        ------        ------       ------       ------
Less distributions declared to shareholders -
    From net realized gain on investments           $ --          $(0.13)       $(9.52)       $(2.63)      $(1.71)      $(0.64)
    In excess of net realized gain on
      investments                                     --           (0.09)         --            --           --           --
                                                    ------        ------        ------        ------       ------       ------
      Total distributions declared to
        shareholders                                $ --          $(0.22)       $(9.52)       $(2.63)      $(1.71)      $(0.64)
                                                    ------        ------        ------        ------       ------       ------
Net asset value - end of period                     $ 5.67        $ 6.48        $13.04        $26.08       $16.28       $15.04
                                                    ======        ======        ======        ======       ======       ======
Total return                                        (12.50)%++    (49.30)%      (15.69)%       80.56%       22.05%       29.15%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                        0.65%+        0.66%         0.66%         0.72%        0.66%        0.66%
    Net investment loss                              (0.12)%+      (0.32)%       (0.16)%       (0.37)%      (0.07)%      (0.17)%
Portfolio turnover                                      98%          125%          103%          156%         147%         143%
Net assets at end of period (000 Omitted)          $83,394      $134,559      $245,461      $127,004      $61,902      $48,936
  (S) From May 3, 1996 through October 31, 1999, and from July 1, 2000 through December 31, 2002, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                         $(0.01)       $(0.04)       $(0.03)       $(0.09)      $(0.03)      $(0.04)
        Ratios (to average net assets):
          Expenses##                                  0.71%+        0.74%         0.71%         0.75%        0.80%        0.83%
          Net investment loss                        (0.18)%+      (0.40)%       (0.21)%       (0.40)%      (0.21)%      (0.35)%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund (trust, series) under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $4,671,056. These loans were collateralized by cash of $4,894,500 which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
                                                   SHARES              AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    4,894,500             $4,894,500

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2002, and June 30, 2001, was as follows:

                                           JUNE 30, 2002        JUNE 30, 2001
-----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $1,103,546          $49,768,737
    Long-term capital gain                     2,820,699            8,747,225
                                              ----------          -----------
Total distributions declared                  $3,924,245          $58,515,962
                                              ==========          ===========

As of June 30, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Capital loss carryforward                 $ (7,602,905)
            Unrealized loss                            (88,056,824)
            Other temporary differences                (65,624,332)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 3, 2010 $(7,602,905).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expense exclusive of management fees such that the fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                     0.0175%
                Next $2.5 billion                    0.0130%
                Next $2.5 billion                    0.0005%
                In excess of $7 billion              0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $100,012,265 and $136,147,256, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $85,090,446
                                                                  -----------
Gross unrealized depreciation                                     $(5,545,899)
Gross unrealized appreciation                                       4,990,214
                                                                  -----------
    Net unrealized depreciation                                   $ (555,685)
                                                                  ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             SIX MONTHS ENDED DECEMBER 31, 2002          YEAR ENDED JUNE 30, 2002
                                             ----------------------------------      ----------------------------
                                                       SHARES            AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                            280,630     $   1,734,391      5,621,589      $ 47,838,460
Shares issued to shareholders in reinvestment
  of distributions                                    --               --               358,587         3,829,708
Shares reacquired                                  (6,341,923)      (32,800,404)     (4,038,896)      (32,940,352)
                                                   ----------      ------------      ----------      ------------
    Net increase                                   (6,061,293)     $(31,066,013)      1,941,280      $ 18,727,816
                                                   ==========      ============      ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2002, was $103. The fund had no significant borrowings during the period.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               IMC-3  02/03 105